SCHEDULE 14A INFORMATION
                                    (Rule 14a-101)

                        INFORMATION REQUIRED IN PROXY STATEMENT

                               SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. _______)

        Filed by  the  Registrant  [X]
        Filed by a Party other than the Registrant  [   ]

        Check the appropriate box:

        [  ] Preliminary Proxy Statement
        [X ] Definitive Proxy Statement
        [  ] Definitive Additional Materials
        [  ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  ACXIOM CORPORATION
                 (Name of Registrant as  Specified  in  Its  Charter)

                                  ACXIOM CORPORATION
                      (Name of Person(s) Filing Proxy Statement)


        Payment of filing fee (Check the appropriate box):

        [  ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
             14a-6(i)(2).
        [  ] $500 per each party to the controversy pursuant to Exchange Act
             Rule 14a-6(i)(3).
        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             1) Title of each class of securities to which transaction applies:

             2)   Aggregate number of securities to which transaction applies:

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: *

             4)   Proposed maximum aggregate value of transaction:

        * Set forth the amount on which the filing fee is calculated and state how it was determined.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1)   Amount Previously Paid:

             2)   Form, Schedule or Registration Statement No.:

             3)   Filing Party:

             4)   Date Filed:

                                   Acxiom Corporation

                       NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                              To Be Held December 15, 1994



                                         (LOGO)



    To the Shareholders of Acxiom Corporation:

         Notice is hereby given that a special meeting of the shareholders of Acxiom Corporation will be held at the Company's corporate offices at 301 Industrial Boulevard, Conway, Arkansas on Thursday, December 15, 1994 at 10:00 a.m. for the following purposes:

              1. To consider and act upon a proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, $.10 par value per share, from 20,000,000 to 30,000,000.

              2. To transact such other business as may properly come before the meeting and any adjournment thereof.

         Only shareholders of record at the close of business on November 9, 1994 are entitled to notice of and to vote at the meeting.

         You are cordially invited to the meeting.  WE ASK THAT YOU SIGN
     AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A POSTAGE PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE IN RETURNING YOUR PROXY. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON EVEN IF YOU HAVE PREVIOUSLY MAILED A PROXY CARD.


                                         By Order of the Board of Directors


                                                    Catherine L. Hughes
                                                        Secretary

      Conway, Arkansas
      November 11, 1994


                              YOUR VOTE IS IMPORTANT!

                   PLEASE SIGN AND RETURN THE ACCOMPANYING PROXY.

                                 Acxiom Corporation

                                  PROXY STATEMENT

                                        For

                          SPECIAL MEETING OF SHAREHOLDERS

                            To Be Held December 15, 1994

          This Proxy Statement is furnished in connection with the solicitation of proxies for use at a Special Meeting of Shareholders to be held at the Company's corporate offices at 301 Industrial Boulevard, Conway, Arkansas on Thursday, December 15, 1994 at 10:00 a.m., and any adjournment thereof, and is solicited on behalf of the Board of Directors of the Company. The Company's address is 301 Industrial Boulevard, Conway, Arkansas 72032, and its telephone number is (501) 336-1000. This proxy material is first being mailed to shareholders on November 11, 1994. Only shareholders of record at the close of business on November 9, 1994 are entitled to notice of and to vote at the meeting.

           Any shareholder giving a proxy has the power to revoke it at any time before its exercise. A proxy may be revoked by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date. Proxies solicited herein will be voted in accordance with any directions contained therein, unless the proxy is received in such form or at such time as to render it ineligible to vote, or unless properly revoked. If no choice is specified, the shares will be voted "FOR" each matter being acted upon.

           If matters of business other than those described in the proxy properly come before the meeting, the persons named in the proxy will vote in accordance with their best judgment on such matters. The proxies solicited herein shall not confer any authority to vote at any meeting of shareholders other than the meeting to be held on December 15, 1994, or any adjournment or adjournments thereof.

           The cost of soliciting these proxies will be borne by the Company. In addition to solicitation by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals and may reimburse them for their expenses in doing so.

          OUTSTANDING STOCK, VOTING RIGHTS AND VOTE REQUIRED FOR APPROVAL

           The Company's Common Stock, $.10 par value per share ("Common Stock"), issued and outstanding as of October 25, 1994, totaled 10,653,460 shares. Each shareholder is entitled to one vote for each share of stock owned of record at the close of business on November 9, 1994. The stock transfer books of the Company will not be closed.

           The proposal to be considered at the special meeting will be adopted if approved by the holders of a majority of the outstanding shares of Common Stock and will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State. Shares that are held by a broker that has indicated that it does not have discretionary authority to vote on a particular matter will not be counted as having been voted in favor of the proposal. Likewise, abstentions will not be counted as votes in favor of the proposal.

                   PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION

           On October 26, 1994, the Board of Directors unanimously adopted a resolution to effect a two-for-one split of the Company's Common Stock in the form of a stock dividend. The stock split is, however, conditioned upon approval by the shareholders of certain proposed changes to the authorized capitalization of the Company as described below:

      Proposal to Increase the Number of Authorized Shares of Common Stock

           The Board of Directors has unanimously adopted a resolution setting forth a proposed amendment ("Proposed Amendment") to Article FOURTH of the Company's Certificate of Incorporation that would increase the number of authorized shares of Common Stock. The authorized capital stock of the Company presently consists of 20,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, $1.00 par value per share ("Preferred Stock"). Under the Proposed Amendment, the authorized shares of Common Stock would be increased to 30,000,000.

           The Board of Directors has determined that the number of unreserved shares of Common Stock presently available for issuance is not sufficient to provide for the proposed two-for-one stock split or for other future contingencies and needs of the Company, such as possible future financings or other corporate purposes. In connection herewith, the resolutions adopted by the Board which will be presented for approval by the shareholders at the forthcoming special meeting are set forth below:

                RESOLVED, that the Corporation's Certificate of Incorporation be amended by changing Article FOURTH so that, as amended, it shall read as follows:

                     "FOURTH:  AUTHORIZED SHARES.  The total number of shares
                of stock which the Corporation shall have authority to issue is:

                     Thirty million (30,000,000) shares of Common Stock, ten
                cents ($.10) Par Value per common share.

                     One million (1,000,000) shares of Preferred Stock, one
                dollar ($1.00) Par Value per preferred share. The Board of Directors of the Corporation is authorized to provide for the issuance of shares of Preferred Stock in series and to establish from time to time the number of shares to be included in each such series and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof."

                FURTHER RESOLVED, that the officers of the Corporation are hereby authorized and directed to take such actions as they in their discretion may deem necessary or appropriate to implement the above amendment.

           The Proposed Amendment will be adopted if approved by the holders of a majority of the outstanding shares of Common Stock and will become effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State.

           If the Proposed Amendment becomes effective, one additional share of Common Stock will be distributed for each share of Common Stock held of record on December 27, 1994. The Company anticipates distributing certificates representing such additional shares on January 10, 1995. The additional shares will be listed on the Nasdaq Stock Market prior to issuance.

          No changes will be made in the respective rights and privileges pertaining to the outstanding shares of Common Stock of the Company. The proposed changes will not affect any stockholder's proportionate interest in the Company.

           THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT.

                                 PRINCIPAL SHAREHOLDERS

           The following table shows, as of October 25, 1994, the only shareholders known to the Company to own more than 5% of the Company's Common Stock:

                                       Number of Shares    Percent of
                                       of Common Stock     Outstanding
      Name and Address                Beneficially Owned     Shares
      _ _ _ _ _ _ _ _ _               _ _ _ _ _ _ _ _ _ _    _ _ _ _ _ _

      Charles D. Morgan, Jr.              1,624,146(1)         15.2%
           Route 5, Box 114-01
           Conway, AR 72032

      Trans Union Corporation             1,130,384(2)          10%
           555 West Adams Street
           Chicago. IL  60661

      William Blair & Company               621,800(3)          5.8%
           222 West Adams Street
           Chicago, IL  60606-5312

      T. Rowe Price New Horizons Fund, Inc.  540,000(3)         5.1%
           100 E. Pratt Street
           Baltimore, MD  21202
      _ _ _ _ _ _ _ _ _ _ _ _ _ _

      (1)  Includes 16,505 shares subject to currently exercisable options.

      (2) On August 31, 1992 the Company issued a warrant ("Warrant") to Trans Union to purchase up to 1,000,000 shares prior to August 31, 2000, at exercise prices ranging from $11.25 per share to $14.25 per share. However, the amount of stock which may be purchased by Trans Union under the Warrant is limited so that Trans Union's total holdings under the Warrant and the 480,000 shares which were acquired on August 31, 1992 and which are currently held by Trans Union may not exceed 10% of the Company's then issued and outstanding shares. Based upon the number of shares currently issued and outstanding, Trans Union would be able to obtain only 650,384 of the 1,000,000 Warrant shares. Trans Union retains the right, however, to acquire additional shares of Common Stock on the open market which would not be included in determining the number of shares issuable under the Warrant. In addition, effective October 26, 1994, the Company and Trans Union's parent company, Marmon Industrial Corporation ("MIC"), entered into a Stock Purchase Agreement wherein the Company agreed to sell, and MIC agreed to buy, 500,000 shares of newly issued Common Stock of the Company (the "Additional Shares") for $23.92 per share. The completion of the purchase of the Additional Shares is scheduled to occur on or before November 30, 1994, pending necessary regulatory approval. Upon completion of the purchase, Trans Union would beneficially own 1,185,940 shares, or 10%, and MIC would beneficially own 500,000 shares, or 4.2%, of the Company's currently issued and outstanding shares.

      (3) Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.

                EQUITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

           The following table sets forth certain information, as of October 25, 1994, regarding the beneficial ownership of the Company's Common Stock by its directors, by its named executive officers, and by its directors and executive officers as a group:

                                            Number of Shares    Percent of
                                            of Common Stock     Outstanding
      Name                                 Beneficially Owned     Shares
      _ _ _ _ _ _ _ _ _ _ _ _ _            _ _ _ _ _ _ _ _ _ _   _ _ _ _ _ _

      Phil Bartos                               32,486(1)           *

      Dr. Ann H. Die                             1,095              *

      C. Alex Dietz                             76,420(2)           *

      William T. Dillard, II                     4,000              *

      Harry C. Gambill                              0               *

      Rodger S. Kline                          442,329(3)          4.2%

      Charles D. Morgan, Jr.                 1,624,146(4)         15.2%

      Robert A. Pritzker                            0(5)            *

      Walter V. Smiley                          55,000              *

      James T. Womble                          381,776(6)          3.6%

      Paul Zaffaroni                            36,446(7)           *

      All directors and executive officers,
           as a group (16 persons)           2,803,135(8)           26%
      _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
      *    Denotes less than 1%.

      (1)  Includes 27,387 shares subject to currently exercisable options.

      (2)  Includes 28,317 shares subject to currently exercisable options.

      (3)  Includes 19,453 shares subject to currently exercisable options.

      (4)  Includes 16,505 shares subject to currently exercisable options.

      (5) See footnote (2) to the table under the heading "Principal Shareholders" regarding shares of the Company's Common Stock beneficially owned by Trans Union and proposed to be acquired by MIC. Mr. Pritzker, who is an officer and director of such corporations, disclaims beneficial ownership of such shares.

      (6)  Includes 9,344 shares subject to currently exercisable options.

      (7)  Includes 33,792 shares subject to currently exercisable options.

      (8)  Includes    201,816     shares subject to currently exercisable
           options.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

           Any shareholder proposal to be presented at the upcoming 1995 Annual Meeting should be directed to the Secretary of the Company, 301 Industrial Boulevard, Conway, Arkansas 72032, and must be received by the Company on or before February 15, 1995. Any such proposal must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934.

                              OTHER MATTERS

           The Board of Directors does not intend to present and does not have any reason to believe that others will present any items of business at the special meeting other than as stated in the Notice of Special Meeting of Shareholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

                                         By Order of the Board of Directors



                                                       Catherine L. Hughes
                                                          Secretary

      Conway, Arkansas
      November 11, 1994

      PROXY

                                 ACXIOM CORPORATION


            This Proxy Is Solicited on Behalf of The Board of Directors
                       for a Special Meeting of Shareholders
                          to be Held on December 15, 1994


           The undersigned hereby appoints Catherine L. Hughes and Shayne D. Smith as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Acxiom Corporation held of record by the undersigned on November 9, 1994, at the Special Meeting of Shareholders to be held at 301 Industrial Boulevard, Conway, Arkansas 72032 on December 15, 1994 at 10:00 a.m., or any adjournments thereof.

           THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR ALL PROPOSALS.

           Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

          The Proxies cannot vote your shares unless you sign and return this card.
                                               SEE REVERSE SIDE.

          [ X ]  Please mark your
                 votes as in this
                 example.

            The Board of Directors recommends a vote FOR all proposals.

      1. Amendment of Certificate of Incorporation to increase the number of authorized shares of Common Stock, $.10 par value per share, from 20,000,000 to 30,000,000.


                [ ]  FOR         [ ]  AGAINST          [ ]   ABSTAIN


      UNLESS OTHERWISE INSTRUCTED HEREIN, IT IS INTENDED THAT THE PROXIES WILL VOTE THESE SHARES FOR ALL PROPOSALS. The Proxies will vote in their sole discretion upon such other business as may properly come before the meeting.

      Please sign, date and return this Proxy promptly, using the enclosed return envelope.





      Signatures(s)    _ _ _ _ _ _ _ _ _ _ _ _ _  Date _ _ _ _ _ _ _


      Signature(s)     _ _ _ _ _ _ _ _ _ _ _ _ _  Date _ _ _ _ _ _ _



     Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.